UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2012

ITEM 1.                  SCHEDULE OF INVESTMENTS.

LMP Corporate Loan Fund Inc.

FORM N-Q

June 30, 2012

LMP CORPORATE LOAN FUND INC.

Schedule of investments (unaudited)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
COLLATERALIZED SENIOR LOANS (a) — 139.0%
Aerospace/Defense — 2.2%
DigitalGlobe Inc., Term Loan B	5.750%	10/7/18	$1,194,000	$1,181,755
Transdigm Inc., New Term Loan B	4.000%	2/14/17	1,517,173	1,518,437
Total Aerospace/Defense				2,700,192
Air Transport — 1.0%
United Airlines Inc., Term Loan B	2.250%	2/3/14	1,283,531	1,247,031
Automotive — 4.5%
Autoparts Holdings Ltd., First Lien Term Loan	6.500%	7/28/17	198,500	191,925
Autoparts Holdings Ltd., Second Lien Term Loan	10.500%	1/29/18	900,000	792,000
HHI Holdings LLC, New Term Loan B	7.000 - 7.750%	3/21/17	687,201	690,637
KAR Auction Services Inc., Term Loan B	5.000%	5/19/17	997,710	1,000,703
Metaldyne Co. LLC, New Term Loan B	5.250%	5/18/17	2,061,940	2,046,475
Schaeffler AG, Term Loan C2	6.000%	1/27/17	880,000	881,369
Total Automotive				5,603,109
Beverage and Tobacco — 0.3%
B&G Foods Inc., Term Loan B	4.500%	11/30/18	423,560	425,148
Broadcast Radio and Television — 4.8%
Acosta Inc., Incremental Term Loan	—	3/1/18	977,011	980,675	(b)
Cumulus Media Inc., First Lien Term Loan	5.750%	9/17/18	901,501	901,501
Encompass Digital Media Inc., New Term Loan B	8.000%	2/9/18	656,355	655,535
LIN Television Corp., Term Loan B	5.000%	12/21/18	551,187	552,565
Mood Media Corp., Second Lien Term Loan	10.250%	11/6/18	675,000	659,812
Univision Communications Inc., Extended Term Loan	4.495%	3/31/17	678,798	641,253
Weather Channel, New Term Loan B	4.250%	2/13/17	1,509,257	1,510,200
Total Broadcast Radio and Television				5,901,541
Building and Development — 1.0%
CPG International Inc., New Term Loan B	6.000%	2/18/17	487,047	472,435
Panolam Industries International Inc., Extended First Lien Term Loan	8.250%	12/31/13	845,949	837,490
Total Building and Development				1,309,925
Business Equipment and Services — 19.5%
Affinion Group Inc., New Term Loan B	5.000%	10/10/16	1,636,689	1,494,502
AlixPartners LLP, 2nd Lien Term Loan	—	11/29/19	1,500,000	1,475,625	(b)
Altegrity Inc., Term Loan	2.994%	2/21/15	776,528	735,760
AMN Healthcare Inc., New Term Loan B	6.000%	4/5/18	733,575	738,618
Attachmate Corp., New 1st Lien Term Loan	7.250%	11/22/17	680,000	672,860
Belfor USA Group Inc., Term Loan B	4.500%	4/7/17	1,759,660	1,750,862
Blue Coat Systems Inc., 2nd Lien Term Loan	11.500%	8/15/18	1,300,000	1,313,000
Bright Horizons Family Solutions Inc., Term Loan B	4.250 - 6.250%	5/28/15	1,454,404	1,445,314
Dealer Computer Services Inc., New Term Loan B	3.750%	4/20/18	1,004,856	1,000,460
Deluxe Entertainment Services Group Inc., Term Loan	8.000%	7/3/17	973,684	961,513
Expert Global Solutions Inc., Term Loan B	8.000%	4/3/18	897,750	894,383
InfoGroup Inc., New Term Loan	5.750%	5/25/18	1,326,131	1,160,365
International Lease Finance Corp., First Lien Term Loan	5.000%	6/30/17	715,000	719,469
Intralinks Inc., Term Loan	5.750%	6/15/14	604,148	604,148
Kronos Inc., First Lien Tranche B1 Term Loan	5.220%	6/9/17	748,008	750,337
Kronos Inc., Tranche C Term Loan	6.250%	12/28/17	836,362	838,966
Lawson Software Inc., Term Loan B	6.250%	4/5/18	1,150,000	1,157,257
Misys PLC, Term Loan B	—	12/20/19	905,000	888,258	(b)

See Notes to Schedule of Investments.

LMP CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Business Equipment and Services — continued
Sabre Inc., Extended Term Loan	5.995%	9/29/17	$1,537,647	$1,472,938
SNL Financial LLC, Term Loan B	8.500%	8/17/18	1,275,313	1,272,124
SS&C Technologies Inc., Term Loan B-1	5.000%	6/7/19	820,156	817,850
SS&C Technologies Inc., Term Loan B-2	5.000%	6/7/19	84,844	84,605
Synverse Technologies Inc., New Term Loan	5.000%	4/23/19	1,225,000	1,218,875
Web.com Group Inc., Term Loan B	7.000%	10/27/17	740,775	739,843
Total Business Equipment and Services				24,207,932
Cable and Satellite Television — 2.5%
Bragg Communications Inc., Term Loan B	4.000%	2/28/18	798,000	796,005
Kabel Deutschland GMBH, Term Loan F	4.250%	2/1/19	1,000,000	991,458
Telesat LLC, Term Loan B	4.250%	3/28/19	1,358,289	1,346,404
Total Cable and Satellite Television				3,133,867
Chemicals/Plastics — 8.5%
General Chemical Corp., New Term Loan	5.000 - 5.750%	10/6/15	617,658	615,149
Huish Detergents Inc., Second Lien Term Loan	4.500%	10/26/14	1,675,000	1,509,594
Ineos US Finance LLC, 6 Year Term Loan	6.500%	5/4/18	1,197,000	1,173,658
Kik Custom Products Inc., Canadian Term Loan	2.490%	6/2/14	91,379	83,041
Kik Custom Products Inc., First Lien Term Loan	2.490%	6/2/14	531,409	482,918
Kik Custom Products Inc., Second Lien Term Loan	5.240%	11/28/14	1,583,334	1,075,084
Kronos Worldwide Inc., Term Loan B	—	6/13/18	500,000	500,625	(b)
Momentive Specialty Chemicals Inc., Extended Term Loan C-4B	4.250%	5/5/15	774,873	740,003
Omnova Solutions Inc., Term Loan B	5.750%	5/31/17	664,580	666,657
PolyOne Corp., Term Loan	5.000%	12/20/17	206,817	207,463
Rockwood Specialties Group Inc., New Term Loan B	3.500%	2/9/18	902,953	904,435
Styron S.A.R.L LLC, New Term Loan B	6.000 - 6.750%	8/2/17	1,510,286	1,419,039
TricorBraun Inc., New Term Loan B	5.500%	5/3/18	550,000	550,458
Tronox Inc., Term Loan B	4.250%	2/8/18	685,000	674,083
Total Chemicals/Plastics				10,602,207
Consumer Products — 0.8%
Wolverine Worldwide Inc., Term Loan B	—	6/26/19	1,000,000	1,003,125	(b)
Containers and Glass Products — 2.8%
Berry Plastics Corp., Term Loan C	2.245%	4/3/15	984,416	951,191
Exopack LLC, Term Loan B	6.500%	5/31/17	845,729	848,900
Reynolds Group Holdings Inc., Tranche B Term Loan	6.500%	2/9/18	1,156,212	1,165,205
Reynolds Group Holdings Inc., Tranche C Term Loan	6.500%	8/9/18	490,897	494,716
Total Containers and Glass Products				3,460,012
Cosmetics/Personal Care — 0.7%
VI-Jon, Term Loan B	2.495%	4/24/14	893,307	817,376
Drugs — 5.0%
Aptalis Pharma Inc., Term Loan B	5.500%	2/10/17	1,235,469	1,201,494
Capsugel Holdings US Inc., Term Loan	5.250%	8/1/18	1,155,178	1,159,149
Catalent Pharma Solutions, Extended Term Loan B	4.245%	9/15/16	683,536	678,196
Catalent Pharma Solutions, Incremental Term Loan	5.250%	9/15/17	199,500	199,749
Grifols Inc., New Term Loan B	4.500%	6/1/17	1,853,808	1,840,098
Valeant Pharmaceuticals International, Add-on Term Loan B	4.750%	2/13/19	1,197,000	1,178,147
Total Drugs				6,256,833

See Notes to Schedule of Investments.

LMP CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Ecological Services and Equipment — 1.3%
Waste Industries U.S.A. Inc., Term Loan B	4.750%	3/17/17	$1,581,723	$1,579,746
Electronics/Electric — 6.6%
Blackboard Inc., Term Loan B	7.500%	10/4/18	932,813	900,164
CDW LLC, Non-Extended Term Loan	3.741%	10/10/14	1,273,483	1,263,927
Eagle Parent Inc., New Term Loan	5.000%	5/16/18	1,049,380	1,036,262
Nxp B.V., Term Loan A2	5.500%	3/3/17	1,414,129	1,415,897
Sungard Data Systems Inc., Incremental Term Loan	3.745%	2/28/14	71,399	71,280
Vantiv LLC, Term Loan B	3.750%	2/27/19	833,799	832,757
Vertafore Inc., Second Lien Term Loan	9.750%	10/27/17	800,000	796,000
Vertafore Inc., Term Loan	5.250%	7/29/16	1,822,261	1,816,567
Total Electronics/Electric				8,132,854
Equipment Leasing — 0.5%
AWAS Finance Luxembourg 2012 SA, New Term Loan	—	7/16/18	578,313	578,554	(b)
Financial Intermediaries — 3.6%
First Data Corp., Non-Extended Term Loan B1	2.995%	9/24/14	2,023,313	1,945,543
Moneygram International Inc., Term Loan B	4.250%	11/20/17	1,050,000	1,038,187
Residential Capital LLC, DIP Term Loan A1	—	11/14/13	500,000	501,094	(b)
US FT Holdco Inc., Term Loan B	7.500%	11/30/17	1,002,350	1,006,109
Total Financial Intermediaries				4,490,933
Food Products — 2.8%
Del Monte Foods Co., Term Loan	4.500%	3/8/18	1,057,511	1,042,970
Ferrara Candy Co., Term Loan	—	6/8/18	500,000	498,125	(b)
Michael Foods Group Inc., Term Loan	4.250%	2/23/18	1,898,615	1,895,055
Total Food Products				3,436,150
Food Service — 4.5%
Burger King Corp., New Term Loan B	4.500%	10/19/16	1,615,145	1,610,427
DineEquity Inc., New Term Loan B	4.250%	10/19/17	903,547	900,536
Dunkin’ Brands Inc., New Term Loan B2	4.000%	11/23/17	1,974,437	1,950,366
OSI Restaurant Partners LLC, Revolver	0.061%	6/14/13	24,546	24,173
OSI Restaurant Partners LLC, Term Loan B	2.563%	6/14/14	247,392	243,630
Weight Watchers International Inc., Term Loan F	3.750%	3/15/19	914,782	896,029
Total Food Service				5,625,161
Food/Drug Retailers — 2.1%
BJ’s Wholesale Club Inc., Hybrid Term Loan B	5.250%	9/28/18	746,250	749,282
General Nutrition Centers Inc., New Term Loan B	4.250%	3/2/18	1,126,736	1,124,623
Roundy’s Supermarkets Inc., Term Loan B	5.750%	2/13/19	698,250	700,287
Total Food/Drug Retailers				2,574,192
Forest Products — 1.8%
Cenveo Corp., Term Loan B	6.625%	12/21/16	869,409	868,322
Clarke American Corp., Term Loan B	2.745 - 2.961%	6/30/14	1,559,679	1,403,711
Total Forest Products				2,272,033
Healthcare — 17.0%
Ardent Medical Services Inc., Add on Term Loan B	6.500%	9/15/15	432,664	431,582
Ardent Medical Services Inc., First Lien Term Loan	6.500%	9/15/15	1,125,587	1,122,773
Biomet Inc., Term Loan B	3.245 - 3.468%	3/25/15	1,822,125	1,800,234
CareStream Health Inc., Term Loan B	5.000%	2/25/17	2,319,823	2,225,870
CHG Companies Inc., New Term Loan B	5.250%	10/7/16	966,252	963,232
CHG Companies Inc., Second Lien Term Loan	11.250%	4/5/17	425,000	427,125

See Notes to Schedule of Investments.

LMP CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Healthcare — continued
Community Health Systems Inc., Extended Term Loan	3.961 - 3.967%	1/25/17	$739,118	$728,204
DaVita Inc., New Term Loan B	4.500%	10/20/16	1,043,054	1,048,269
DJO Finance LLC, Extended Term Loan B2	5.245%	11/1/16	817,519	815,986
DJO Finance LLC, Term Loan B3	6.250%	9/15/17	498,750	495,321
HCA Inc., Extended Term Loan B3	3.495%	5/1/18	2,231,309	2,170,995
Health Management Associates Inc., New Term Loan B	4.500%	11/16/18	1,346,458	1,337,201
Iasis Healthcare LLC, Term Loan	5.000%	5/3/18	1,484,962	1,462,688
Kinetic Concepts Inc., Term Loan B	7.000%	5/4/18	298,500	301,187
Kinetic Concepts Inc., Term Loan B2	6.500%	11/4/16	696,500	701,507
MedAssets Inc., New Term Loan	5.250%	11/16/16	263,178	263,836
Select Medical Corp., New Term Loan B	5.500 - 6.000%	6/1/18	1,259,530	1,225,943
Sheridan Healthcare Inc., 2nd Lien Term Loan	—	6/20/20	1,000,000	990,000	(b)
Sheridan Healthcare Inc., Term Loan B	—	6/29/18	500,000	495,000	(b)
Universal Health Services Inc., New Term Loan B	3.750%	11/15/16	1,671,822	1,651,621
Vanguard Health Holding Co. II LLC, Term Loan B	5.000%	1/29/16	378,102	377,787
Total Healthcare				21,036,361
Home Furnishings — 0.4%
Sleep Innovations Inc., Second Lien PIK Term Loan	11.500%	3/5/15	303,460	455,190
Hotels/Motels/Inns and Casinos — 2.9%
Ameristar Casinos Inc., Term Loan B	4.000%	4/16/18	1,845,170	1,847,477
Kalispel Tribal Economic Authority, Term Loan B	7.500%	2/24/17	752,427	739,259
Pinnacle Entertainment Inc., Series A Incremental Term Loan	4.000%	3/19/19	997,500	996,097
Total Hotels/Motels/Inns and Casinos				3,582,833
Industrial Equipment — 6.8%
Brock Holdings III Inc., New Second Lien Term Loan	10.000%	3/16/18	400,000	396,000
Brock Holdings III Inc., New Term Loan B	6.000 - 6.750%	3/16/17	469,245	469,820
Colfax Corp., Term Loan B	4.500%	1/11/19	814,546	814,886
Goodman Global Inc., First Lien Term Loan	5.750%	10/28/16	807,415	808,626
Goodman Global Inc., Second Lien Term Loan	9.000%	10/30/17	253,441	257,559
Rexnord Corp., Term Loan B	5.000%	4/2/18	1,761,361	1,772,735
Sensata Technologies Finance Co. LLC, Term Loan	4.000%	5/11/18	1,471,009	1,463,195
TriMas Corp., New Term Loan B	4.250%	6/21/17	837,157	837,157
Veyance Technologies Inc., Delayed Draw Term Loan	2.500%	7/31/14	209,430	203,670
Veyance Technologies Inc., Initial Term Loan	2.500%	7/31/14	1,462,171	1,421,962
Total Industrial Equipment				8,445,610
Insurance — 2.8%
Asurion Corp., New First Lien Term Loan	5.500%	5/24/18	713,551	712,102
Asurion Corp., New Second Lien Term Loan	9.000%	5/24/19	1,435,000	1,471,772
Multiplan Inc., New Term Loan B	4.750%	8/26/17	1,305,488	1,289,169
Total Insurance				3,473,043
Leisure — 2.9%
Cedar Fair L.P., New Term Loan B	4.000%	12/15/17	701,132	700,541
CKX Inc., Term Loan B	9.000%	6/21/17	300,000	247,500
Lodgenet Entertainment Corp., Term Loan	6.500%	4/4/14	1,095,712	871,091
Zuffa, Incremental Term Loan	7.500%	6/19/15	366,263	368,095

See Notes to Schedule of Investments.

LMP CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Leisure — continued
Zuffa, Term Loan B	2.250%	6/19/15	$1,483,730	$1,439,218
Total Leisure				3,626,445
Natural Resources/Mining — 0.3%
WireCo WorldGroup Inc., New Term Loan	—	2/15/17	325,926	322,667	(b)(c)
Nonferrous Metals/Materials — 3.1%
JMC Steel Group Inc., Term Loan	4.750%	4/3/17	1,603,649	1,605,614
Novelis Inc., Term Loan	—	3/10/17	1,500,000	1,474,687	(b)
Walter Energy Inc., Term Loan B	4.000%	4/2/18	754,348	740,204
Total Nonferrous Metals/Materials				3,820,505
Oil & Gas — 4.6%
Alon USA Energy Inc., Edgington Term Loan	2.495%	8/2/13	305,528	296,363
Alon USA Energy Inc., Paramount Term Loan	2.495%	8/2/13	2,444,255	2,370,927
Energy Transfer Equity LP, New Term Loan B	3.750%	3/24/17	1,812,406	1,777,776
Gibson Energy, Term Loan B	4.750%	6/15/18	1,220,651	1,222,177
Total Oil & Gas				5,667,243
Publishing — 3.0%
EMI Music Publishing Ltd., Term Loan B	—	11/14/17	950,802	952,882	(b)
Getty Images Inc., Term Loan	5.250 - 6.000%	11/7/16	1,110,339	1,112,938
Lamar Media Corp., Term Loan B	4.000%	12/30/16	930,531	933,246
Quad/Graphics Inc., New Term Loan B	4.000%	7/26/18	749,577	742,550
Total Publishing				3,741,616
Retailers — 9.3%
99 Cents Only Stores, Term Loan B	5.250%	1/11/19	695,794	696,663
Bass Pro Group LLC, Term Loan	5.250%	6/13/17	1,434,111	1,437,696
Container Store Inc., New Term Loan B	6.250%	4/5/19	1,371,563	1,373,277
J Crew Group Inc., New Term Loan B	4.750%	3/7/18	600,737	592,690
Lord & Taylor Holdings LLC, Term Loan B	5.750%	1/11/19	615,149	616,302
Michaels Stores Inc., Extended Term Loan B3	5.000%	7/29/16	1,519,350	1,516,501
Neiman Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	1,570,000	1,555,600
Petco Animal Supplies Inc., New Term Loan	4.500%	11/24/17	1,470,000	1,460,445
Savers Inc., Term Loan B	—	6/27/19	1,000,000	990,000	(b)
Toys ‘R’ Us-Delaware Inc., Incremental Term Loan B2	5.250%	5/25/18	1,485,000	1,352,587
Total Retailers				11,591,761
Steel — 1.3%
SunCoke Energy Inc., Term Loan B	4.000%	7/26/18	1,122,096	1,122,096
Tube City IMS Corp., Term Loan	5.750%	3/20/19	475,401	477,630
Total Steel				1,599,726
Telecommunications/Cellular Communications — 5.7%
Alaska Communications Systems Holdings Inc., Term Loan B	5.500%	10/21/16	1,131,172	1,015,227
Entercom Radio LLC, Term Loan B	6.250%	11/23/18	765,252	768,759
Intelsat Jackson Holdings S.A., Tranche B Term Loan	5.250%	4/2/18	1,482,519	1,477,878
MetroPCS Wireless Inc., Incremental Term Loan B3	4.000%	3/16/18	287,361	281,460
MetroPCS Wireless Inc., Tranche B2	4.071%	11/3/16	1,717,827	1,693,850
nTelos Inc., New Term Loan B	4.000%	8/7/15	794,486	787,866
Zayo Bandwidth LLC, Term Loan B	—	7/5/19	1,000,000	1,003,750	(b)
Total Telecommunications/Cellular Communications				7,028,790

See Notes to Schedule of Investments.

LMP CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Transportation — 1.1%
Emergency Medical Services Corp., Term Loan	5.250%	5/25/18	$1,328,716	$1,317,921
Utilities — 1.0%
Covanta Energy Corp., New Term Loan	4.000%	3/23/19	474,213	474,805
TPF Generation Holdings LLC, Second Lien Term Loan C	4.711%	12/15/14	682,224	668,580
TPF Generation Holdings LLC, Synthetic Letter of Credit	2.461%	12/13/13	48,343	48,162
Total Utilities				1,191,547
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $172,392,127)				172,259,179
UNCOLLATERALIZED SENIOR LOANS (a) — 1.1%
Clothing/Textiles — 1.1%
Levi Strauss & Co., Term Loan (Cost - $1,206,530)	2.489%	3/27/14	1,398,319	1,377,344
CORPORATE BONDS & NOTES — 9.7%
CONSUMER DISCRETIONARY — 2.2%
Media — 2.2%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	500,000	520,000
Cequel Communications Holdings I LLC and Cequel Capital Corp., Senior Notes	8.625%	11/15/17	1,000,000	1,082,500	(d)
National CineMedia LLC, Senior Notes	7.875%	7/15/21	1,000,000	1,065,000
TOTAL CONSUMER DISCRETIONARY				2,667,500
ENERGY — 1.7%
Energy Equipment & Services — 0.8%
Geokinetics Holdings USA Inc.	9.750%	12/15/14	1,750,000	988,750
Oil, Gas & Consumable Fuels — 0.9%
Stallion Oilfield Holdings Ltd., Senior Secured Notes	10.500%	2/15/15	684,000	728,460
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	7.875%	10/15/18	392,000	425,320
Total Oil, Gas & Consumable Fuels				1,153,780
TOTAL ENERGY				2,142,530
HEALTH CARE — 1.6%
Health Care Providers & Services — 0.8%
Select Medical Holdings Corp., Senior Notes	6.494%	9/15/15	1,000,000	975,000	(e)
Pharmaceuticals — 0.8%
Catalent Pharma Solutions Inc., Senior Notes	9.500%	4/15/15	992,000	1,020,520
TOTAL HEALTH CARE				1,995,520
INDUSTRIALS — 1.6%
Commercial Services & Supplies — 0.7%
Cenveo Corp., Secured Notes	8.875%	2/1/18	960,000	864,000
Machinery — 0.9%
Briggs & Stratton Corp.	6.875%	12/15/20	1,050,000	1,128,750
TOTAL INDUSTRIALS				1,992,750
MATERIALS — 0.9%
Chemicals — 0.1%
Omnova Solutions Inc., Senior Notes	7.875%	11/1/18	188,000	189,410	(d)
Containers & Packaging — 0.8%
Berry Plastics Corp.	4.343%	4/3/15	1,000,000	985,000	(e)
TOTAL MATERIALS				1,174,410

See Notes to Schedule of Investments.

LMP CORPORATE LOAN FUND INC.

Schedule of investments (unaudited) (cont’d)

June 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
TELECOMMUNICATION SERVICES — 0.4%
Diversified Telecommunication Services — 0.4%
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	$500,000	$527,500
UTILITIES — 1.3%
Independent Power Producers & Energy Traders — 1.3%
NRG Energy Inc., Senior Notes	7.625%	1/15/18	1,500,000	1,560,000
TOTAL CORPORATE BONDS & NOTES (Cost — $12,422,904)				12,060,210

			SHARES
COMMON STOCKS — 0.8%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
Mark IV LLC - Class A Shares			4,745	162,516	*(c)
Mark IV LLC - Class A Shares			167	5,720	*(c)
Total Automobiles				168,236
Textiles, Apparel & Luxury Goods— 0.0%
Comfort Co. Inc.			3,664	0	*(c)(f)(g)
TOTAL CONSUMER DISCRETIONARY				168,236
ENERGY — 0.7%
Oil, Gas & Consumable Fuels — 0.7%
SemGroup Corp., Class A Shares			24,938	796,270	*
TOTAL COMMON STOCKS (Cost — $687,306)				964,506
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $186,708,867)				186,661,239

			FACE AMOUNT
SHORT-TERM INVESTMENTS— 11.1%
U.S. Government Agencies — 11.1%
Federal Home Loan Bank (FHLB), Discount Notes (Cost - $13,749,000)	0.001%	7/2/12	$13,749,000	13,749,000	(h)
TOTAL INVESTMENTS — 161.7% (Cost — $200,457,867#)				200,410,239
Auction Rate Cumulative Preferred Stock, at Liquidation Value —(28.2)%				(35,000,000)
Liabilities in Excess of Other Assets — (33.5)%				(41,442,092)
TOTAL NET ASSETS — 100.0%				$123,968,147

*	Non-income producing security.
(a)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(b)	All or a portion of this loan is unfunded as of June 30, 2012. The interest rate for fully unfunded term loans is to be determined.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	Illiquid security.
(g)	Value is less than $1.
(h)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
Second Lien	- Subordinate Lien to First Lien
Term	- Term loan typically with a First Lien on specified assets

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to schedule of investments (unaudited) (continued)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Collateralized senior loans	—	$172,259,179	—	$172,259,179
Uncollateralized senior loans	—	1,377,344	—	1,377,344
Corporate bonds & notes	—	12,060,210	—	12,060,210
Common stocks:
Consumer discretionary	—	168,236	$0*	168,236
Energy	$796,270	—	—	796,270
Total long-term investments	$796,270	$185,864,969	$0*	$186,661,239
Short-term investments†	—	13,749,000	—	13,749,000
Total investments	$796,270	$199,613,969	$0*	$200,410,239

†See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

COMMON STOCKS
INVESTMENTS IN SECURITIES	CONSUMER DISCRETIONARY
Balance as of September 30, 2011	$216,128
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(1)	(47,892)
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3(2)	(168,236)
Balance as of June 30, 2012	$0 *
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(2) Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the

Notes to schedule of investments (unaudited) (continued)

loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(c) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,766,588
Gross unrealized depreciation	(2,814,216)
Net unrealized depreciation	$(47,628)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the period ended June 30, 2012, the Fund did not invest in any derivative instruments.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LMP Corporate Loan Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  August 27, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  August 27, 2012